SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2007

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

United States	0-50801	84-1655232
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

803 Main Street, Willimantic, Connecticut  06226
(Address of principal executive offices)  (Zip Code)

(860) 423-4581
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1	Press Release dated November 14, 2007

ITEM 8.01	OTHER EVENTS.

On November 14, 2007, SI Financial Group, Inc. announced that it has reached an agreement with The Bank of Southern Connecticut to acquire their branch office and related deposits, located at 15 Masonic Street, New London, Connecticut.  The press release announcing the agreement is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit Number	Description
99.1	Press Release Dated November 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: November 14, 2007	By: /s/ Rheo A. Brouillard
Rheo A. Brouillard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1:	The Company issued a press release dated November 14, 2007